UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	October 29, 2009

Comdisco Holding Company, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-499-68	54-2066534
(Commission File Number)	(IRS Employer Identification No.)

5600 NORTH RIVER ROAD, SUITE 800 ROSEMONT, ILLINOIS	60018
(Address of Principal Executive Offices)	(Zip Code)

(847) 698-3000

(Registrant’s Telephone Number, Including Area Code)

6111 NORTH RIVER ROAD, ROSEMONT, ILLINOIS

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events.

On October 29, 2009, Comdisco Holding Company, Inc. (the “Company”) issued a press release, a copy which is hereby incorporated by reference and attached hereto as Exhibit 99.1, announcing that the pending litigation against certain former directors and officers of Comdisco, Inc., as previously described in the Company’s Form 10-Q and 10-K filings under the heading “SIP Joinder Action,” was voluntarily dismissed with prejudice on October 28, 2009 pursuant to a Stipulation and Agreed Order of Voluntary Dismissal with Prejudice. The nominal settlement amount will be paid by the former Comdisco, Inc.’s directors and officers issuance policy.

Item 9.01         Financial Statements and Exhibits

Exhibit No.        Description

99.1	Press Release of Comdisco Holding Company, Inc., dated October 29, 2009

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMDISCO HOLDING COMPANY, INC.

Dated: October 29, 2009	By:	/s/ Deborah Dompke
Name: Deborah Dompke
Title: Authorized Representative

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Comdisco Holding Company, Inc., dated October 29, 2009